                                                                    EXHIBIT 10.4

After Recording Return To:
Dewey Ballantine LLP
1301 Avenue of the Americas
New York, New York 10019
Attention:   Val A. Soupios, Esq.



                       DEED OF TRUST, SECURITY AGREEMENT
                       AND FIXTURE FILING WITH ASSIGNMENT
                               OF LEASES AND RENTS

GRANTOR:

1.      PACIFIC AEROSPACE & ELECTRONICS, INC.

2.      CASHMERE MANUFACTURING CO., INC.

3.      NORTHWEST TECHNICAL INDUSTRIES, INC.

GRANTEE:

1. FIRST UNION NATIONAL BANK, as collateral agent for Holders listed on Schedule A to Note Purchase Agreement (Beneficiary)

2.      LAND TITLE COMPANY OF CHELAN -- DOUGLAS COUNTY, INC. (Trustee)

Legal Description:

Abbreviated form:  Units 1-4 Confluence Pk Condo (Exhibit A)
                   Portion of East half of West half of Section 20, Township 30
                     North, Range 2 West, Clallam County, Washington (Exhibit B)
                   Lts 6-14, Block 1, Steward's Plat of Mission & ptn lot 16 &
                     Lts 17-18 JF Woodring's Plat of Mission (Exhibit C)

Additional legal on Exhibits A- C of document

Assessor's Property Tax Parcel Account Number(s):
23-20-28-525-010          (Unit 1, Exhibit A)
23-20-28-525-020          (Unit 2, Exhibit A)
23-20-28-525-030          (Unit 3, Exhibit A)
23-20-28-525-040          (Unit 4, Exhibit A)
023020-31000              (Exhibit B)
23-19-04-850-065          (Portion of Exhibit C)
23-19-04-850-065          (Balance of Exhibit C)


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Reference number(s) of Related Document(s):

                        DEED OF TRUST, SECURITY AGREEMENT
                       AND FIXTURE FILING WITH ASSIGNMENT
                               OF LEASES AND RENTS

               THIS DEED OF TRUST is made this 25th day of March, 2002, between PACIFIC AEROSPACE & ELECTRONICS, INC., a Washington corporation, CASHMERE MANUFACTURING CO., INC., a Washington corporation, and NORTHWEST TECHNICAL INDUSTRIES, INC., a Washington corporation (individually and collectively, as Grantor), whose address is 430 Olds Station Road, Wenatchee, Washington 98020 to LAND TITLE COMPANY OF CHELAN - DOUGLAS COUNTY, INC., as Trustee, whose address is 16 South Mission Street, P.O. Box 1726, Wenatchee, Washington 98807-1726 to FIRST UNION NATIONAL BANK, as collateral agent for the holders set forth on Schedule A (each a "Holder" and collectively the "Holders") to that certain Note Purchase Agreement dated as of March 19, 2002 (the "Note Purchase Agreement") by and among Pacific Aerospace & Electronics, Inc., a Washington corporation ("Grantor"), Jefferies & Company, Inc. ("Initial Purchaser") and First Union National Bank, as Collateral Agent ("Agent" or "Beneficiary") whose address is 401 South Tryon Street - Suite 1200, Mail Code NC-1179, Charlotte, North Carolina 28202.

           1. Granting Clause. Grantor irrevocably grants, bargains, sells and conveys to Trustee and its successors and assigns in trust, with power of sale and with right of entry and possession as provided herein, all of Grantor's estate, right, title, interest, claim and demand, now owned or hereafter acquired, in and to the following:

                  (a) The property in Chelan and Clallam Counties, Washington, described in Exhibits "A" -- "C" attached hereto and incorporated herein by this reference (individually and collectively, the "Property" which term shall include all or any part of the Property, any improvements thereon and all of the property described in this Section 1).

                  (b) All land lying in streets and roads adjoining the Property, and all access rights and easements pertaining to the Property.

                  (c) All the lands, tenements, privileges, reversions, remainders, irrigation and water rights and stock, oil and gas rights, royalties, minerals and mineral rights, all development rights and credits, air rights, hereditaments and appurtenances belonging or in any way pertaining to the Property.

                  (d) All buildings, structures, improvements, fixtures, equipment and machinery and property now or hereafter attached to or used in connection with the use, occupancy or operation of the Property including, but not limited to, heating and incinerating apparatus and equipment, boilers, engines, motors, generating equipment, telephone and other communication systems, piping and plumbing fixtures, ranges, cooking apparatus and mechanical kitchen equipment, refrigerators, cooling, ventilating, sprinkling and vacuum cleaning systems, fire extinguishing apparatus, gas and electric fixtures, irrigation equipment, carpeting, underpadding, elevators, escalators, partitions, mantles, built-in mirrors, window shades, blinds, screens, storm sash, awnings, furnishings of public spaces, halls and lobbies, and shrubbery and plants. All property mentioned in this subsection 1(d) shall be deemed part of the realty and not severable wholly or in part without material injury to the Property.

                  (e) All rents, royalties, issues, profits, revenue, income, recoveries, reimbursements and other benefits of the Property, all existing and future leases of the Property (including extensions, renewals and subleases), all agreements for use and occupancy of the Property (all such leases and agreements whether written or oral, are hereafter referred to as the "Leases"), and all right, title and interest of Grantor thereunder, including, without limitation, all guaranties of lessees' performance under the Leases, together with the immediate and continuing right to collect and receive all of the rents, income, receipts, revenues, issues, profits and other income of any nature now or hereafter due (including any income of any nature coming due during any redemption period) under the Leases or from or arising out of the Property including minimum rents, additional rents, percentage rents, parking or common area maintenance contributions, tax and insurance contributions, deficiency rents, liquidated damages following default in any Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Property, all proceeds payable as a result of exercise of an option to purchase the Property, all proceeds derived from the termination or rejection of any Lease in a bankruptcy or other insolvency proceeding, all security deposits or other deposits for the performance of any lessee's obligations under the Leases, and all proceeds from any rights and claims of any kind which Grantor may have against any lessee under the Leases or any occupants of the Property (all of the above are hereafter collectively referred to as the "Rents"). This subsection 1(e) is in addition to other provisions of this Deed of Trust providing for the assignment of rents and leases to Beneficiary, and is subject to the right, power and authority given to the Beneficiary in Section 7 hereof to collect and apply the Rents.

                  (f) All of Grantor's rights to further encumber said Property for debt and all Grantor's rights to enter into any lease agreement which would create a tenancy that is or may become subordinate in any respect to any mortgage or deed of trust other than this Deed of Trust.

                  (g) All reciprocal easement agreements, declarations, development agreements, developer's or utility agreements, and any similar such agreements or declarations now or hereafter affecting the Collateral (as defined below) or any part thereof.

                  (h) All (a) development work product prepared in connection with the Collateral, including, but not limited to, engineering, drainage, traffic, soil and other studies and tests; water, sewer, gas, electrical and telephone approvals, taps and connections; surveys, drawings, plans and specifications; and subdivision, zoning and platting materials; (b) building and other permits, rights, licenses and approvals relating to the Collateral; (c) contracts and agreements (including, without limitation, contracts with architects and engineers, construction contracts and contracts for the maintenance, management or leasing of the Collateral), contract rights, logos, trademarks, trade names, copyrights and other general intangibles used or useful in connection with the ownership, operation or occupancy of the Collateral or any part thereof; (d) financing commitments (debt or equity) issued to Grantor in respect of the Collateral and all amounts payable to Grantor thereunder; (e) contracts for the sale of all or any portion of the Collateral, and all amounts payable by the purchasers thereunder; (f) operating and other bank accounts, and monies therein, of Grantor relating to the Collateral, including, without limitation, any accounts relating to real estate taxes or assessments; (g) interest rate protection agreements entered into by Grantor in respect of the loan, whether pursuant to the Note Purchase Agreement or otherwise; and (h) commercial tort claims related to the Collateral.

                  (i) All rights of Grantor under promissory notes, letters of credit, electronic chattel paper, proceeds from accounts, payment intangibles, and general intangibles related to the Collateral, as the terms "accounts", "general intangibles", and "payment intangibles" are defined in the applicable Uniform Commercial Code Article 9, as the same may be modified or amended from time to time.

                  (j) All other assets of Grantor related in any way to the Collateral, subject to certain limitations that may be set forth herein.

                  (k) All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation awards, and all rights of Grantor to refunds of real estate taxes and assessments.

                  (l) All of Grantor's right, title and interest, as lessee, in, to and under the leases listed on Exhibit D hereto (the "Leased Property"), subject to Grantor's obtaining any required approvals by Landlord.

               The Property is not used principally or primarily for agricultural purposes.

           2. Collateral. The following described estate, property and rights of Grantor are also included as security for the performance of each covenant and agreement of Grantor contained herein and the payment of all sums of money secured hereby:

                  (a) All furniture, furnishings, appliances, machinery, vehicles, equipment and all other property of any kind now or hereafter located on the Property, used or intended to be used on the Property wherever actually located, or purchased with the proceeds of the Notes (as defined herein), and all rights of Grantor as lessee of any property described in this Section 2 and subsection 1(d) above.

                  (b) All compensation, awards, damages, rights of action and proceeds (including insurance proceeds and any interest on any of the foregoing) arising out of or relating to a taking or damaging of the Property by reason of any public or private improvement, condemnation proceeding (including change of grade), fire, earthquake or other casualty, injury or decrease in the value of the Property.

                  (c) All returned premiums or other payments on any insurance policies pertaining to the Property and any refunds or rebates of taxes or assessments on the Property.

                  (d) All rights to the payment of money, accounts receivable, deferred payments, refunds, cost savings, payments and deposits, whether now or later to be received from third parties (including all utility deposits), architectural and engineering plans, specifications and drawings, contract rights, governmental permits and licenses, and agreements and purchase orders which pertain to or are incidental to the design or construction of any improvements on the Property, Grantor's rights under any payment, performance, or other bond in connection with construction of improvements on the Property, and all construction materials, supplies, and equipment delivered to the Property or intended to be used in connection with the construction of improvements on the Property wherever actually located.

                  (e) All contracts and agreements pertaining to or affecting the Property including, but not limited to, management, operating and franchise agreements, licenses, trade names and trademarks.

                  (f) All of Grantor's interest in and to the loan account, the loan funds, whether disbursed or not, and Grantor's own funds now or later to be held on deposit as equity funds or for payment of bills relating to the Property.

                  (g) All commitments or agreements, now or hereafter in existence, which will provide Grantor with proceeds to satisfy the Secured Obligations (defined below) and the right to receive the proceeds due under such commitments or agreements including refundable deposits and fees.

                  (h) All books and records pertaining to any and all of the property described above, including computerreadable memory and any computer hardware or software necessary to access and process such memory.

                  (i) All additions, accessions, replacements, substitutions, proceeds and products of the property described in this Section 2 and of any of the Property which is personal property.

               The Property and all of the property and rights described in
Section 1 and 2 are referred to herein collectively as the "Collateral."

           3. Security Agreement. To the extent that any of the Collateral may be determined to be personal property, Grantor as debtor hereby grants Holders and Beneficiary as agent for the Holders as secured party a security interest in all such personal property or fixtures to secure payment and performance of the Secured Obligations (defined below). This Deed of Trust constitutes a security agreement, a financing statement and fixture filing pursuant to the Uniform Commercial Code with respect to any and all property now or hereafter described in any Uniform Commercial Code Financing Statement naming Grantor as Debtor and Beneficiary as Secured Party affecting or related to the use and enjoyment of the Property. Grantor agrees that it will not terminate or amend any financing statements filed in connection with the Secured Obligations (as hereinafter defined) without Beneficiary's prior consent. The remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be (a) as prescribed herein, or (b) by general law, or (c) as to such part of the security which is also reflected in any such Financing Statement by the specific statutory consequences now or hereafter enacted and specified in the Uniform Commercial Code, all at Beneficiary's sole election. Grantor and Beneficiary agree that the filing of such a Financing Statement in the records normally having to do with personal property shall never be construed as in anywise derogating from or impairing this declaration and hereby stated intention of the parties hereto, that everything used in connection with the production of income from the property that is the subject of this Deed of Trust and/or adapted for use therein and/or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable shall be, regarded as part of the real estate irrespective of whether (a) any such item is physically attached to the improvements, (b) serial numbers are used for the better identification of certain equipment items capable of being thus identified in any list filed with the Beneficiary, or (c) any such item is referred to or reflected in any such Financing Statement so filed at any time.

           4. Financing Statement. This Deed of Trust shall also serve as a financing statement filed for record in the real estate records as a fixture filing pursuant to the Uniform Commercial Code. This Deed of Trust may be given to secure an obligation incurred to refinance an obligation incurred for the construction of an improvement on the Property, including the acquisition of the Property.

           5. Obligations Secured. THIS DEED OF TRUST IS FOR THE PURPOSE OF SECURING the following ("Secured Obligations"):

                  (a) Payment of the sum of up to THIRTY-SIX MILLION DOLLARS ($36,000,000) or so much thereof with interest thereon as shall be evidenced by all notes described in the Note Purchase Agreement or other instruments evidencing the indebtedness secured by this Deed of Trust including all renewals, amendments, modifications or extensions thereof and substitutions therefor.

                  (b) Payment of any further sums now or hereafter advanced or loaned by Beneficiary or Holders (including any assignee of Beneficiary or Holders) to any Borrower under the Note Purchase Agreement or any of their successors or assigns, and payment of every other present and future obligation owing by any Borrower to Beneficiary or Holders (or any such assignee) of any kind, and all renewals, modifications, and extensions thereof, including any interest, fees, costs, service charges and expenses connected with such obligations (this Deed of Trust, the Note Purchase Agreement and all such other documents, evidencing or securing the loan are hereafter collectively referred to as the "Loan Documents") together with interest thereon at the rate set forth in the Note Purchase Agreement unless otherwise specified in the Loan Documents or agreed to in writing.

                  (c) Performance of each agreement, term and condition set forth or incorporated by reference in the Loan Documents, as such may be amended, including without limitation the Note Purchase Agreement, which are incorporated herein by reference, or contained herein.

           6. Performance of Obligations. Grantor shall promptly and timely pay all sums due pursuant to the Loan Documents, strictly comply with all the terms and conditions of the Loan Documents, and perform each Secured Obligation in accordance with its terms.

           7. Assignment of Rents and Leases. Grantor hereby absolutely and irrevocably assigns to Beneficiary all Grantor's interest in the Rents and Leases whether now due, past due or to become due, and hereby gives to and confers upon Beneficiary the right, power and authority to collect such Rents and proceeds, and Grantor, without limiting the generality of the Granting Clause hereof, specifically hereby presently, absolutely, unconditionally and irrevocably assigns, transfers and sets over all of the Rents now or hereafter accruing to Beneficiary. Grantor irrevocably appoints Beneficiary its true and lawful attorney at the option of Beneficiary at any time to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, either in the name of Grantor or in the name of Beneficiary, for all such Rents and proceeds. It is understood and agreed that neither the foregoing assignment of Rents and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy or enjoyment or operation of all or any portion thereof, unless and until Beneficiary, in person or by agent, assumes actual possession thereof; nor shall appointment of a receiver for the Property by any court at the request of Beneficiary or by agreement with Grantor or the entering into possession of the Property or any part thereof by such receiver be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Property or the use, occupancy, enjoyment or operation of all or any portion thereof. This assignment is intended to be specific, perfected and choate upon the recording of this Deed of Trust as provided in RCW 7.28.230. This assignment shall be subject to the terms and conditions of any separate assignment of leases and/or rents, whenever executed, in favor of Beneficiary and covering the Property. Grantor warrants that it has made no prior assignment of the Rents or Leases and will make no subsequent assignment without the prior written consent of Beneficiary.

                  (a) Unless otherwise provided in any separate assignment of leases and/or rents, and so long as Grantor is not in default under the Loan Documents, Grantor may collect the Rents as they become due and not more than one (1) month in advance. Grantor shall use the Rents to pay normal operating expenses for the Property and sums due and payments required under the Loan Documents. No Rents shall be collected for a period subsequent to the current one month rental period and first or last month's rent. Grantor's right to collect the Rents shall not constitute Beneficiary's consent to the use of cash collateral in any bankruptcy proceeding.

                  (b) If Grantor is in default under the Loan Documents, without notice to Grantor, Beneficiary or its agents, or a court appointed receiver, may collect the Rents. In doing so, Beneficiary may (i) evict lessees for nonpayment of rent, (ii) terminate in any lawful manner any tenancy or occupancy, (iii) lease the Property in the name of the then owner on such terms as it may deem best and (iv) institute proceedings against any lessee for past due Rents. The Rents received shall be applied to payment of the costs and expenses of collecting the Rents, including a reasonable fee to Beneficiary, a receiver or an agent, operating expenses for the Property and any sums due or payments required under the Loan Documents, in such order as Beneficiary may determine. Any excess shall be paid to Grantor, however, Beneficiary may withhold from any excess a reasonable amount to pay sums anticipated to become due which exceed the anticipated future Rents. Beneficiary's failure to collect or discontinuing collection at any time shall not in any manner affect the subsequent enforcement by Beneficiary of its rights to collect the Rents. Except in the case of a full reinstatement of the Secured Obligations, the collection of the Rents shall not cure or waive any default under the Loan Documents. Any Rents paid to Beneficiary or a receiver shall be credited against the amount due from the lessees under the Leases. In the event any lessee under the Leases becomes the subject of any proceeding under the Bankruptcy Code or any other federal, state or local statute which provides for the possible termination or rejection of the Leases assigned hereby, Grantor covenants and agrees that in the event any of the Leases are so rejected, no damages settlement shall be made without the prior written consent of Beneficiary; any check in payment of damages for rejection or termination of any such Lease will be made payable both to the Grantor and Beneficiary; and Grantor hereby assigns any such payment to Beneficiary and further covenants and agrees that upon request of Beneficiary, it will duly endorse to the order of Beneficiary any such check, the proceeds of which will be applied to any portion of the indebtedness secured hereunder in such manner as Beneficiary may elect.

                  (c) Regardless of whether or not Beneficiary, in person or by agent, takes actual possession of the Property or any part thereof, Beneficiary is not and shall not be deemed to be:

                      (i)    "a mortgagee in possession" for any purpose; or

                      (ii) responsible for performing any of the obligations of the lessor any Lease; or

                      (iii) responsible for any waste committed by lessees or any other, any dangerous or defective condition of the Property, or any negligence in the, upkeep, repair or control of the Property; or

                      (iv) liable in any manner for the Property or the use, occupancy, or operation of all or any part of it.

               In exercising its rights under this Section Beneficiary shall be liable only for the proper application of and accounting for the Rents collected by Beneficiary or its agents.

           8.  Leases.


                  (a) Grantor shall fully comply with all of the terms, conditions and provisions of the Leases so that the same shall not become in default and to do all that is needful to preserve all said Leases in force. With respect to any Lease of the whole or any part of the Property, Grantor shall not, without the prior written consent of Beneficiary, which consent shall not be unreasonably withheld, (i) permit assignment or subletting of all or part of the lessee's rights under the Lease unless the right to assign or sublet is expressly reserved by the lessee under the Lease, (ii) execute an assignment of the rents or any part thereof from the Collateral without Beneficiary's prior consent, (iii) modify or amend any lease so as to shorten the unexpired term thereof or so as to decrease, waive or compromise in any manner the amount of rents payable thereunder or materially expand the obligations of the lessor thereunder, (iv) accept surrender of the Lease or terminate the Lease except in accordance with the terms of the Lease providing for termination in the event of a default, (v) accept prepayments of any installments of rents to become due under such leases, except prepayments in the nature of security for the performance of the lessees thereunder, (vi) modify, release or terminate any guaranties of any such lease or (vii) in any other manner impair the value of the Property or the security hereof. Any proceeds or damages resulting from a lessee's default under any such Lease, at Beneficiary's option, shall be paid to Beneficiary and applied against sums owed under the Loan Documents even though such sums may not be due and payable. Except for non-delinquent real estate taxes and assessments, Grantor shall not permit any lien to be created against the Property which may be or may become prior to any Lease. If the Property is partially condemned or suffers a casualty, Grantor shall promptly repair and restore the Property in order to comply with the Leases.

                  (b) Grantor will not execute any lease of all or a substantial portion of the Property except for actual occupancy by the lessee thereunder, and will at all times promptly and faithfully perform, or cause to be performed, all of the covenants, conditions and agreements contained in all leases of the Property or portions thereof now or hereafter existing, on the part of the lessor thereunder to be kept and performed and will at all times do all things necessary to compel performance by the lessee under each lease of all obligations, covenants and agreements by such lessee to be performed thereunder. If any of such leases provide for the giving by the lessee of certificates with respect to the status of such leases, Grantor shall exercise its right to request such certificates within five (5) days of any demand therefor by Beneficiary and shall deliver copies thereof to Beneficiary promptly upon receipt.

                  (c) Each lease of the Property, or of any part thereof, executed after the date hereof, shall provide that, in the event of the enforcement by Trustee or Beneficiary of the remedies provided for hereby or by law, the lessee thereunder will, upon request of any person succeeding to the interest of Grantor as a result of such enforcement, automatically become the lessee of said successor in interest, without change in the terms or other provisions of such lease, provided, however, that said successor in interest shall not be bound by (i) any payment of rent or additional rent for more than one (1) month in advance, except prepayments in the nature of security for the performance by said lessee of its obligations under said lease or (ii) any amendment or modification of the lease made without the consent of Beneficiary or such successor in interest. Each lease shall also provide that, (x) the lease is subordinate to this Deed (but shall also provide that Beneficiary, at its option, may subordinate this Deed to such lease) and (y) upon request by said successor in interest, such lessee shall execute and deliver an instrument or instruments confirming such attornment.

                  (d) Grantor shall furnish to Beneficiary upon request, but not more than semi-annually, a certified leasing status report in respect of the Property and a certified rent roll containing the names of all lessees of the Property, the terms of their respective leases, the space occupied and the rentals payable thereunder, together with copies, certified to be true and complete, of such leases as may be requested by Beneficiary.

                  (e) Grantor shall, promptly upon Beneficiary's request, deposit all tenant security deposits in respect of the Property into an account with Beneficiary or as designated by Beneficiary, which deposits shall be held and disbursed to tenants as required under the terms of their respective leases.

           9. Warranty of Title. Grantor warrants that it (i) has good and marketable title to an indefeasible fee simple estate in the Property, unless Grantor's present interest in the Property is described in Exhibits A through C as a leasehold interest, in which case Grantor warrants that it lawfully possesses and holds a valid leasehold interest in the Property as stated in Exhibits A through C, (ii) has good and marketable title to the personal property Collateral, and (iii) holds a valid leasehold interest as tenant under the leases described in Exhibit D, and that said leases are prior to all liens, charges and encumbrances on the lessor's interest thereunder, subject, in each case, to no liens, encumbrances, easements, assessments, security interests, claims or defects of any kind prior or subordinate to the lien of this Deed of Trust, except those listed in Beneficiary's title insurance policy, listed on Exhibit E hereto, or approved by Beneficiary in writing (the "Permitted Exceptions") and real estate taxes for the current year. Grantor warrants that the Permitted Exceptions and the real estate taxes are not delinquent or in default, and that Grantor has the right to convey the Property to Trustee for the benefit of Beneficiary, and the right to grant a security interest in the personal property Collateral. Grantor has the full power and authority to subject the Property to the lien hereof in the manner and form herein done and intended hereafter to be done. Grantor will preserve such title, and Grantor will forever warrant and defend title to the Collateral and will defend the validity and priority of the lien of this Deed of Trust and the security interest granted herein against any claims or demands.

           10. Prohibited Liens.

(a) Grantor shall not permit any governmental or statutory liens (including tax, mechanic's or materialmen's liens) to be filed against the Property except for real estate taxes and assessments not yet delinquent by non-payment and liens permitted by the Loan Documents or approved by Beneficiary in writing. Grantor will pay, from time to time when the same shall become due, all lawful claims and demands of mechanics, materialmen, laborers, and others which, if unpaid, might result in, or permit the creation of, a lien on the Property or any part thereof, and in general will do or cause to be done everything necessary so that the lien and effect hereof shall be fully preserved, at the cost of Grantor and without expense to Trustee or Beneficiary.

                  (b) Grantor will have the right to contest in good faith by an appropriate legal or administrative proceeding the validity of any prohibited lien, encumbrance or charge so long as (i) no default exists under the Loan Documents, (ii) Grantor first deposits with Beneficiary a bond or other security satisfactory to Beneficiary in the amount reasonably required by Beneficiary, but not more than one and one--half (1 1/2) (i.e., 150%) of the amount of the claim; (iii) Grantor immediately commences its contest of such lien, provided, however, that within twenty (20) days after the filing of such lien Grantor discharges said lien of record or records a bond which complies with the requirements of RCW 60.04.161 eliminating such lien as an encumbrance on the Property, and continuously pursues the contest in good faith and with due diligence; (iv) foreclosure of the lien, encumbrance or charge is stayed; and
(v) Grantor pays any judgment rendered for the lien claimant or other third party within ten (10) days after the entry of the judgment. If the contested item is a mechanic's or materialmen's lien, Grantor will furnish Beneficiary with an endorsement to its title insurance policy which insures the priority of this Deed of Trust over the lien being contested. Grantor will discharge or elect to contest and post an appropriate bond or other security within twenty
(20) days of written demand by Beneficiary.

           11. Payment of Taxes and Other Encumbrances. Grantor will pay when due:

                  (a) All taxes, assessments and other governmental or public charges affecting the Property, including assessments on appurtenant water stock, and any accrued interest, cost and/or penalty thereon and upon request by Beneficiary will submit receipts therefor to Beneficiary promptly following payment;

                  (b) All encumbrances (including any debt secured by deeds of trust), ground rents, liens and/or charges, with interest, on the Property or any part thereof which appear to be prior, superior or on a parity hereto, and all costs and fees related thereto;

                  (c) All charges for utilities or services, including, but not limited to, electricity, gas, sewer and water;

                  (d) All costs, fees and expenses of this Deed of Trust, including cost of evidence of title, Trustee's fees and attorneys' fees in connection with sale pursuant to this Deed of Trust (whether completed or not) together with interest from and after ten (10) days following demand for repayment at the default interest rate set forth in the Note Purchase Agreement until paid in full.

           12. Maintenance -- No Waste.

                  (a) Keep the Property in good condition and repair and not commit or permit waste or deterioration of the Property;

                  (b) Not remove, demolish or substantially alter any portion of the Property, except as approved in writing by Beneficiary and except such alterations as may be required by laws, ordinances or regulations of governmental authorities;

                  (c) Comply with all laws, ordinances, rules, regulations and orders of governmental authorities now or hereafter affecting the Property or requiring any alterations or improvements to be made thereon, and perform all of its obligations under any covenant, condition, restriction or agreement of record affecting the Property;

                  (d) Complete promptly and in good and workmanlike manner any portion of the Property which may be constructed hereafter, and promptly restore in like manner as obligated in Section 14, any portion of the Property which may be damaged or destroyed, and pay, when due, all costs incurred and claims for labor performed and materials furnished therefor;

                  (e) Not commit, suffer or permit any act to be done in, upon or to the Property in violation of any law or ordinance or any covenant, condition or restriction affecting the Property;

                  (f) Do any and all acts which, from the character or use of the Property, may be reasonably necessary to protect and preserve the security of Beneficiary, the specific enumerations herein not excluding the general;

                  (g) Not permit any construction liens against the Property;

                  (h) Not take or permit to be taken any actions that might invalidate any insurance carried on the Property;

                  (i) Maintain in full force and effect all licenses (including but not limited to any operating licenses or similar matters) required or permitted in the operation of the improvements on the Property.

           13. Alterations Removal and Demolition. Grantor shall not structurally alter, remove or demolish any building or improvement on the Property without Beneficiary's prior written consent. Grantor shall not remove any fixture or other item of property which is part of the Collateral without Beneficiary's prior written consent unless the fixture or item of property is replaced by an article of equal suitability owned by Grantor free and clear of any lien or security interest.

           14. Restoration.

                  (a) After the happening of any casualty to the Property whether or not required to be insured against under the policies to be provided by Grantor hereunder, Grantor shall give prompt written notice thereof to Beneficiary generally describing the nature and cause of such casualty and the extent of the damage or destruction to the Property.

                  (b) Grantor hereby assigns to Beneficiary all proceeds of insurance ("Insurance Proceeds") which Grantor may be entitled to receive. In the event of any damage to or destruction of the Collateral, then, provided there is not an Event of Default under the Note Purchase Agreement, the Notes, the Deed of Trust or any of the Loan Documents (as defined in the Note Purchase Agreement) and Beneficiary has reasonably determined that its security has not been impaired, Grantor shall commence and diligently pursue to completion in accordance with this Section 14 the repair, restoration and rebuilding of any portion of the Collateral that has been partially damaged or destroyed in full compliance with all legal requirements and to the same condition, character and at least equal value and general utility as nearly as possible to that existing prior to such damage or destruction (the "Restoration"), and Beneficiary shall hold and disburse the Insurance Proceeds (less the cost, if any, to Beneficiary of recovering and paying out such proceeds (including, without limitation, attorneys' fees and expenses, adjuster's fees, and fees incurred in Beneficiary's performance of its obligations hereunder)) (the "Net Insurance Proceeds") in the manner hereinafter provided to the Restoration. In the event that the Collateral is substantially destroyed or Beneficiary has determined that its security has been impaired, the Beneficiary may, at its option, apply the Net Insurance Proceeds to the reduction of the Secured Obligations and secured by this Deed of Trust in such order as Beneficiary may determine and, at Beneficiary's option and in its sole discretion, Beneficiary, may declare the Secured Obligations immediately due and payable.

                  (c) In the event the Net Insurance Proceeds are to be used for the Restoration, Grantor shall, prior to disbursement of any Net Insurance Proceeds for any work in connection with the Restoration (the "Work"), deliver or furnish to Beneficiary (i) complete plans and specifications for the Work which (A) have been approved by all governmental authorities whose approval is required, (B) bear the signed approval of an architect reasonably satisfactory to Beneficiary (the "Architect") and (C) are accompanied by Architect's signed estimate of the total estimated cost of the Restoration. Such plans and specifications shall be subject to Beneficiary's approval, which approval shall not be unreasonably withheld or delayed (the "Approved Plans and Specifications"); (ii) the amount of money which, as determined by Beneficiary, will be sufficient when added to the Net Insurance Proceeds, if any, to pay the entire cost of the Restoration (all money as held by Beneficiary is referred to herein as the "Restoration Funds"); (iii) copies of all permits and approvals required by law in connection with the commencement and conduct of the Restoration; and (iv) a contract for construction executed by Grantor and a contractor satisfactory to Beneficiary (the "Contractor") in form, scope and substance satisfactory to Beneficiary (including the customary retention) for performance of the Work.

                  (d) After commencing the Work, Grantor shall perform or cause Contractor to perform the Work diligently and in good faith in accordance with the Approved Plans and Specifications approved by Beneficiary. So long as Grantor is not in default under any of the Loan Documents, Beneficiary shall disburse the Restoration Funds in increments to Grantor or as Grantor may direct, from time to time as the Work progresses, to pay (or reimburse Grantor for) the costs of the Restoration, but subject to the following conditions, any of which Beneficiary may waive in its sole discretion:

                      (i) Beneficiary shall make such payments only upon not less than ten (10) days' prior written notice from Grantor to Beneficiary and Grantor's delivery to Beneficiary of (A) Grantor's written request for payment (a "Request for Payment") accompanied by a certificate by Architect in form, scope and substance satisfactory to Beneficiary which states that all of the Work completed to that date has been done in compliance with the Approved Plans and Specifications and in accordance with all provisions of law, that the amount requested has been paid or is then due and payable and is properly a part of the cost of the Restoration and that when added to all sums, if any, previously paid out by Beneficiary, the requested amount does not exceed the value of the Work done to the date of such certificate; (B) evidence satisfactory to Beneficiary that there are no construction or similar liens for labor or material supplied in connection with the Work to date or that any such liens have been adequately provided for to Beneficiary's satisfaction; and (C) evidence satisfactory to Beneficiary that the balance of the Restoration Funds remaining after making the payments shall be sufficient to pay the balance of the cost of the Restoration not completed to date (giving in such reasonable detail as Beneficiary may require an estimate of the cost of such completion). Each Request for Payment shall be accompanied by waivers of liens satisfactory to Beneficiary covering that part of the Work previously paid for, if any, and by a search prepared by a title company or by other evidence satisfactory to Beneficiary that no construction liens or other liens or instruments for the retention of title in respect of any part of the Work have been filed against the Property and not discharged of record and that no encumbrance exists on or affecting the Property other than encumbrances, if any, which are set forth in the title policy issued to Beneficiary insuring the lien of this Deed of Trust; and

                      (ii) Any Request for Payment after the Restoration has been completed shall be accompanied by a copy of any certificate or certificates required by law to render occupancy of the Property legal.

                  (e) Upon Beneficiary's receipt of the certificate of occupancy for the Property and other customary evidence requested by Beneficiary that the Restoration has been completed and the costs thereof paid in full, and satisfactory evidence that no mechanic's or similar liens for labor or material supplied in connection with the Restoration are outstanding against the Property and Beneficiary's disbursement under the final Request for Payment, and provided that Grantor is not then in default under any of the Loan Documents (as defined in the Note Purchase Agreement), Beneficiary shall pay any remaining Restoration Funds then held by Beneficiary to Grantor; provided, however, nothing contained herein shall prevent Beneficiary from applying at any time the whole or any part of the Restoration Funds to the curing of any Event of Default under the Loan Documents.

                  (f) If (i) within sixty (60) days after the occurrence of any damage or destruction to the Property requiring Restoration, Grantor fails to submit to Beneficiary and receive Beneficiary's approval of plans and specifications or fails to deposit with Beneficiary the additional amount necessary to accomplish the Restoration as provided in Section 14, or (ii) after such plans and specifications are approved by all such governmental authorities and Beneficiary, Grantor fails to commence promptly or diligently continue to completion the Restoration, or (iii) Grantor becomes delinquent in payment to mechanics, materialmen or others for the costs incurred in connection with the Restoration, then, in addition to all of the rights herein set forth, Beneficiary may apply the Restoration Funds then or thereafter held by Beneficiary to reduce the unpaid indebtedness secured hereby in such order as Beneficiary may determine, and at Beneficiary's option and in its sole discretion, Beneficiary may declare the Secured Obligations immediately due and payable.

                  (g) In the event that Beneficiary applies all or any portion of the Restoration Funds to reduce the unpaid indebtedness secured hereby as provided in this Section 14, after payment in full of all sums secured hereby, any remaining Restoration Funds shall be paid to Grantor.

           15. Compliance with Laws. Grantor shall comply with all laws, ordinances, regulations, covenants, conditions, and restrictions affecting the Property, including, without limitation, all applicable requirements of the Fair Housing Act of 1968 (as amended) and the Americans With Disabilities Act of 1990 (as the same may be amended from time to time), and shall not commit or permit any act upon or concerning the Property in violation of any such laws, ordinances, regulations, covenants, conditions, and restrictions. Grantor agrees to protect, defend, indemnify and hold Beneficiary harmless from and against all liability threatened against or suffered by Beneficiary by reason of a breach by Grantor of the foregoing representations, warranties, covenants and agreements. The foregoing indemnity shall include the cost of all alterations to the Property (including architectural, engineering, legal and accounting costs), all fines, fees and penalties, and all legal and other expenses (including attorneys' fees) incurred in connection with the Property being in violation of any such laws, ordinances, regulations, covenants, conditions and restrictions, and for the cost of collection of the sums due under the indemnity. In the event that Beneficiary or its designee shall become the owner of or acquire an interest in or rights to the Property by foreclosure or deed in lieu of foreclosure of this Deed of Trust or by other means, the foregoing indemnification obligation shall survive such foreclosure or deed in lieu of foreclosure or other acquisition of the Property.

           16. Leased Premises. Grantor shall undertake, and shall use its commercially reasonable efforts, to obtain, within sixty (60) days of the date hereof, (a) any and all required approvals by, and consents of, all landlords with respect to the assignment of leases to Beneficiary pursuant to Section 1(l) hereof, and (b) any and all subordination and non-disturbance agreements required by Beneficiary in connection with the Leased Premises, on terms and conditions reasonably satisfactory to Beneficiary.

           17. Impairment of Collateral. Grantor will faithfully perform each and every covenant to be performed by Grantor under any lien or encumbrance, including, without limiting the generality hereof, mortgages, deeds of trust, leases, declarations or covenants, conditions and/or restrictions and other agreements which affect the Property, in law or in equity, which Beneficiary reasonably believes may be prior or superior to or on a parity with the lien or charge of this Deed of Trust. Grantor shall not, without Beneficiary's prior written consent, change the general nature of the occupancy of the

Property, initiate, acquire or permit any change in any public or private restrictions (including without limitation a zoning reclassification) limiting the uses which may be made of the Property, or take or permit any action which would impair the Collateral or Beneficiary's lien or security interest in the Collateral. A breach of or a default under any such lien or encumbrance, or a breach of any requirement of this Section 16 shall constitute an event of default under this Deed of Trust.

           18. Inspection of Property. Beneficiary is authorized, by itself, its agents, employees or workmen, to enter at any reasonable time upon any part of the Property for the purpose of inspecting the same upon reasonable prior notice (except in the case of an emergency for which no prior notice need be given), and for the purpose of performing any of the acts it is authorized to perform under the terms of this Deed of Trust. Grantor agrees to cooperate with Beneficiary to facilitate such inspections.

           19. Grantor's Defense of Collateral. Grantor shall appear in and defend any action or proceeding which may affect the Collateral or the rights or powers of Beneficiary or Trustee, and to pay all costs and expenses, including cost of evidence of title and attorneys' fees in a reasonable sum, in any action or proceeding in which Beneficiary and/or Trustee may appear or be made a party, including, but not limited to, foreclosure or other proceeding commenced by those claiming a right to any part of the Property under subordinate liens, in any action to partition or condemn all or part of the Property, whether or not pursued to final judgment, and in any exercise of the power of sale contained herein, whether or not the sale is actually consummated.

           20. Beneficiary's Right to Protect Collateral. Beneficiary may commence, appear in, and defend any action or proceeding which may affect the Collateral or the rights or powers of Beneficiary or Trustee, and in such event, Beneficiary shall be allowed and paid all of Beneficiary's costs, charges and expenses, including cost of evidence of title and attorneys' fees incurred in such action or proceeding in which Beneficiary may appear. Beneficiary may pay, purchase, contest or compromise any encumbrance, charge or lien not listed as a Permitted Exception which in its judgment appears to be prior or superior to the lien of this Deed of Trust. If Grantor fails to make any payment or do any act required under the Loan Documents, Beneficiary, without any obligation to do so and without releasing Grantor from any obligations under the Loan Documents, may make the payment or cause the act to be performed in such manner and to such extent as Beneficiary may deem necessary to protect the Collateral. Beneficiary is authorized to enter upon the Property for such purposes. In exercising any of these powers Beneficiary may incur such expenses, in its absolute discretion, it deems necessary, including cost of evidence of title, employ an attorney, and pay said attorneys' reasonable fees. Grantor hereby agrees to pay immediately following demand, together with interest from and after ten (10) days following demand for payment at the default interest rate set forth in the Note Purchase Agreement until paid in full, all of Beneficiary's costs, charges, expenses and accounts referred to above in this Section 19, including cost of evidence of title and reasonable attorneys' fees incurred in such action or proceeding in which Beneficiary may appear. All costs, charges and expenses so incurred, together with interest thereon as aforesaid, shall be secured by the lien of this Deed of Trust.

           21. Hazardous Substances. Grantor represents and warrants to Beneficiary that to the best of Grantor's knowledge after due and diligent inquiry, no hazardous or toxic waste or substances are being stored on the Property or any adjacent property except in strict compliance with all Environmental Laws nor have any such waste or substances been stored or used in, on, under, over or about the Property or any adjacent property prior to or during Grantor's ownership, possession or control of the Property. Grantor agrees to provide written notice to Beneficiary immediately upon Grantor becoming aware that the Property or any adjacent property is being or has been contaminated with hazardous or toxic waste or substances. Grantor will not cause nor permit any activities on the Property which directly or indirectly could result in the Property or any other property becoming contaminated with hazardous or toxic waste or substances. For purposes of this Deed of Trust, the term "hazardous or toxic waste or substances " means any substance or material defined or designated as hazardous or toxic wastes, hazardous or toxic material, hazardous, toxic or radioactive substance or other similar term by any applicable federal, state or local statute, regulation or ordinance now or hereafter in effect.

           22. Insurance.

                  (a) Grantor shall maintain insurance on the Property with premiums prepaid providing replacement cost coverage and insuring against loss by fire and such other risks covered by extended coverage insurance, flood (but only if the Property is in a federally-designated flood plain), and such other perils and risks, including loss of rents and business interruption as may be required by Beneficiary. Grantor shall also maintain commercial general liability insurance. All insurance shall be with companies satisfactory to Beneficiary and in such amounts as required by Beneficiary with lender's loss payable clauses in favor of and in form satisfactory to Beneficiary. At least thirty (30) days prior to the expiration of the term of any insurance policy, Grantor shall furnish Beneficiary with written evidence of renewal or issuance of a satisfactory replacement policy. If requested Grantor shall deliver copies of all policies to Beneficiary. If Grantor fails to maintain such insurance satisfactory to Beneficiary, Beneficiary may make the payment on behalf of Grantor and any sums expended shall be added to principal and bear interest at the default interest rate set forth in the Note Purchase Agreement. Each policy of insurance shall provide Beneficiary with no less than forty-five (45) days prior written notice of any cancellation, expiration, nonrenewal or modification.

                  (b) In the event of any loss or damage to the Property, all Insurance Proceeds shall be payable to Beneficiary, and Grantor hereby authorizes and directs any affected insurance company to make payment of the Insurance Proceeds directly to Beneficiary. The application or release by Beneficiary of any Insurance Proceeds shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

                  (c) In the event of the foreclosure of this Deed of Trust or other transfer of the title to the Property in extinguishment, in whole or in part, of the indebtedness secured hereby, all right, title and interest of Grantor in and to any insurance policy, or premiums or payments in satisfaction of claims or any other rights thereunder then in force, shall pass to the purchaser or grantee notwithstanding the amount of any bid at such foreclosure sale. Nothing contained herein shall prevent accrual of interest as provided in the Note Purchase Agreement on any portion of the principal balance due under the Note Purchase Agreement until such time as the Insurance Proceeds are actually received and applied to reduce the principal balance outstanding.

           23. Condemnation. Should the Property or any part thereof be taken or damaged by reason of any public improvement, condemnation proceeding, or conveyance in lieu thereof, or in any other manner, Beneficiary shall be entitled to all compensation, awards and other payments or relief therefor, and shall be entitled, at its option, to commence, appear in and prosecute in its own name any action or proceeding. Grantor shall have the right, with the prior written consent of the Beneficiary, to make a compromise or settlement in connection with such taking or damage. All such compensation, awards, damages, rights of action and proceeds (the "Condemnation Proceeds") are hereby assigned to Beneficiary, who shall, after deducting therefrom all its reasonable expenses, including attorneys' fees, apply or release the Condemnation Proceeds with the same effect as provided in Section 14 above with respect to disposition of insurance proceeds; provided, that if such Condemnation Proceeds are to be utilized for restoration of the Property and there are any excess Condemnation Proceeds after application thereof to the restoration of the Property, Beneficiary shall be entitled to apply such excess to the reduction of any indebtedness outstanding under the Note Purchase Agreement. Grantor agrees to execute such further assignments of the Condemnation Proceeds as Beneficiary may require. Nothing contained herein shall prevent the accrual of interest as provided in the Note Purchase Agreement on any portion of the Condemnation Proceeds to be applied to the principal balance due under the Note Purchase Agreement until such Condemnation Proceeds are actually received and applied.

           24. Reserve Account.


                  (a) If Beneficiary so requires, Grantor shall pay to Beneficiary monthly, together with and in addition to any payments of principal and/or interest due under the Note Purchase Agreement, a sum, as estimated by the Beneficiary, equal to the ground rents, if any, the real estate taxes and assessments next due on the Property and the premiums next due on insurance policies required under the Loan Documents, less all sums already paid therefor, divided by the number of months to elapse before two (2) months prior to the date when the ground rents, real estate taxes, assessments and insurance premiums will become delinquent. The monthly reserve account payments and any principal and/or interest payments due shall be paid in a single payment and applied by Beneficiary in the following order: (i) ground rents, real estate taxes, assessments and insurance premiums, (ii) expenditures made pursuant to the Loan Documents and interest thereon, (iii) interest on the obligations of Borrowers under Note Purchase Agreement, and (iv) principal due on the obligations of Borrowers under Note Purchase Agreement. Grantor shall promptly deliver to Beneficiary all bills and notices pertaining to the ground rents, taxes, assessments and insurance premiums.

                  (b) The reserve account is solely for the protection of Beneficiary. Beneficiary shall have no responsibility except to credit properly the sums actually received by it. No interest will be paid on the funds in the reserve account and Beneficiary shall have no obligation to deposit the funds in an interest-bearing account. Upon assignment of this Deed of Trust by Beneficiary, any funds in the reserve account shall be turned over to the assignee and any responsibility of Beneficiary with respect thereto shall terminate. Each transfer of the Property shall automatically transfer to the grantee all rights of Grantor to any funds in the reserve account.

                  (c) If the total of the payments to the reserve exceeds the amount of payments actually made by Beneficiary, plus such amounts as have been reasonably accumulated in the reserve account toward payments to become due, such excess may, at Beneficiary's election, be (i) credited by Beneficiary against sums then due and payable under the Loan Documents or (ii) refunded to Grantor as its name appears on the records of Beneficiary. If, however, the reserve account does not have sufficient funds to make the payments when they become due, Grantor shall pay to Beneficiary the amount necessary to make up the deficiency within fifteen (15) days after written notice to Grantor. If this Deed of Trust is foreclosed or if Beneficiary otherwise acquires the Property, the Beneficiary shall, at the time of commencement of the proceedings or at the time the Property is otherwise acquired, apply the remaining funds in the reserve account, less such sums as will become due during the pendency of the proceedings, against the sums due under the Loan Documents and/or to make payments required under the Loan Documents.

           25. Repayment of Beneficiary's Expenditures. Grantor shall pay within ten (10) days after written notice from Beneficiary all sums expended by Beneficiary and all costs and expenses incurred by Beneficiary in taking any actions pursuant to the Loan Documents, including attorneys' fees, accountants' fees, appraisal and inspection fees, and the costs for title reports. If any laws or regulations are passed subsequent to the date of this Deed of Trust which require Beneficiary to incur out-of-pocket expenses in order to maintain, modify, extend or foreclose this Deed of Trust, or revise the terms of the loan secured hereby, Grantor shall reimburse Beneficiary for such expenses within ten
(10) days after written notice from Beneficiary. Expenditures by Beneficiary shall bear interest from the date of such advance or expenditure at the default interest rate set forth in the Note Purchase Agreement until paid, shall constitute advances made under this Deed of Trust and shall be secured by and have the same priority as the lien of this Deed of Trust. If Grantor fails to pay any such expenditures, costs and expenses and interest thereon, Beneficiary may, at its option, without foreclosing the lien of this Deed of Trust, commence an independent action against Grantor for the recovery of the expenditures and/or advance any undisbursed loan proceeds to pay the expenditures.

           26. Additional Security Documents. Grantor shall within fifteen (15) days after request by Beneficiary execute and deliver any financing statement, renewal, affidavit, certificate, continuation statement, or other document as Beneficiary may request in order to perfect, preserve, continue, extend, or maintain security interests or liens previously granted and the priority of the security interests or liens. Grantor shall pay all costs and expenses incurred by Beneficiary in connection with the preparation, execution, recording, filing, and refiling of any such document.

           27. Conveyance of Property; Further Encumbrance. In the event that all or any part of or any interest in the Property shall be sold, transferred, leased (other than space leases without options to purchase), further encumbered, conveyed, or a contract of sale or other conveyance entered into with respect thereto, without the prior written consent of Beneficiary, then, upon the occurrence of any one or more of the foregoing events, and regardless of whether or not Grantor shall be in default under the Note Purchase Agreement or this Deed of Trust or any Loan Document, Beneficiary may, at its option, declare the then outstanding principal balance evidenced by the Note Purchase Agreement plus accrued interest thereon immediately due and payable or, at its sole option, it may consent to said conveyance or transfer in writing and may increase the rate of the loan to the interest rate which Beneficiary would then commit to make a mortgage loan to a borrower of comparable financial strength and managerial expertise, and secured by similar security of comparable value and character, and impose whatever other conditions it shall deem necessary to compensate it for such increased risk resulting from the breach of the foregoing covenants. Such increase in interest rate or imposition of additional terms shall entitle Beneficiary to increase monthly payments under the Notes so that the increased monthly installments will fully amortize the outstanding balance of the indebtedness evidenced thereby over the unexpired amortization term of the Notes. The execution and delivery by the Grantor of any joint venture agreement, partnership agreement, declaration of trust or option agreement whereunder any other person or corporation may become entitled, directly or indirectly, to the possession or enjoyment of the Property, or the income or other benefits derived or to be derived therefrom shall in each case be deemed to be a conveyance or assignment of the Grantor's interest in the Property for the purposes of this section, and shall require the prior written consent of the Beneficiary.

           28. Release of Parties or Collateral. Without affecting the obligations of any party under the Loan Documents and without affecting the lien of this Deed of Trust and Beneficiary's security interest in the Collateral, Beneficiary and/or Trustee may, without notice (a) release all or any Grantor, any Borrower and/or any other party now or hereafter liable for any of the Secured Obligations (including guarantors), (b) release all or any part of the Collateral, (c) subordinate the lien of this Deed of Trust or Beneficiary's security interest in the Collateral, (d) take and/or release any other security for or guarantees of the Secured Obligations, (e) grant an extension of time for performance of the Secured Obligations, (f) modify, waive, forbear, delay or fail to enforce any of the Secured Obligations, (g) sell or otherwise realize on any other security or guaranty prior to, contemporaneously with or subsequent to a sale of all or any part of the Collateral, (h) make advances pursuant to the Loan Documents including advances in excess of the amount provided for under the Note Purchase Agreement, (i) consent to the making of any map or plat of the Property, and (j) join in the grant of any easement on the Property. Any subordinate lienholder shall be subject to all such releases, extensions or modifications without notice to or consent from the subordinate lienholder. Grantor shall pay any Trustee's, attorneys', title insurance, recording, inspection or other fees or expenses incurred in connection with release of Collateral, the making of a map, plat or the grant of an easement.

           29. Default--Remedies. The occurrence of any Event of Default (as defined in the Note Purchase Agreement) or Grantor's failure to comply with any term or condition of the Loan Documents, including without limitation, this Deed of Trust and payments due under the Note Purchase Agreement or other obligations secured by this Deed of Trust, shall constitute an Event of Default. Upon the occurrence of an Event of Default Beneficiary may declare all amounts owed under the Secured Obligations, and all accrued and unpaid interest and other sums in respect thereof, immediately due and payable after applicable notice as set forth herein and/or exercise its rights and remedies under the Loan Documents and applicable law including foreclosure of this Deed of Trust judicially or non judicially by the Trustee pursuant to the power of sale. In the event of any such Event of Default and upon written request of Beneficiary, Trustee shall sell the Property in accordance with the Deed of Trust Act of the state of Washington (RCW Chapter 61.24 as existing now or hereafter amended) and the Uniform Commercial Code of the state of Washington, where applicable, at public auction to the highest bidder. Any person except Trustee may bid at Trustee's sale. Trustee shall apply the proceeds of the sale as follows: (i) to the expenses of sale, including a reasonable Trustee's fee and attorneys' fee; (ii) to all the Secured Obligations (principal and interest) and all other indebtedness secured by this Deed of Trust or any other instrument, in such order and amounts as Beneficiary may elect; (iii) the surplus, if any, shall be distributed in accordance with said Deed of Trust Act. Trustee shall deliver to the purchaser at the sale its deed, without warranty, which shall convey to the purchaser the interest in the property which Grantor had or had the power to convey at the time of its execution of this Deed of Trust and such as it may have acquired thereafter. Trustee's deed shall recite the facts showing that the sale was conducted in compliance with all the requirements of the law and of this Deed of Trust, which recital shall be prima facie evidence of such compliance and conclusive evidence thereof in favor of bona fide purchasers and encumbrances for value. The power of sale conferred by this Deed of Trust and by the Deed of Trust Act of the state of Washington is not an exclusive remedy, and when not exercised Beneficiary may foreclose this Deed of Trust as a mortgage.

               Trustee is not obligated to notify any party hereto of pending sale under any other deed of trust or of any action or proceeding in which Grantor, Trustee or Beneficiary shall be a party, unless such action or proceeding is brought by Trustee.

               Beneficiary may proceed as to the Collateral which constitutes personal property in accordance with Beneficiary's rights and remedies in respect to the Property or sell the Personal Property Collateral separately and without regard to the remainder of the Property in accordance with Beneficiary's rights and remedies provided by the Washington Uniform Commercial Code as well as other rights and remedies available at law or in equity. Beneficiary's exercise of any of its rights and remedies shall not constitute a waiver or cure of a default. Beneficiary's failure to enforce any default shall not constitute a waiver of the default or any subsequent default. In the event of foreclosure, the cost of the title premium for the trustee sale guarantee (or equivalent policy) shall be paid for by Grantor. In the event the Loan Documents are referred to an attorney for enforcement or preservation of Beneficiary's rights or remedies, whether or not suit is filed or any proceedings are commenced, Grantor shall pay all Beneficiary's costs and expenses including Trustee's and attorneys' fees (including attorneys' fees for any appeal, bankruptcy proceeding or any other proceeding), accountants' fees, appraisal and inspection fees and cost of a title report.

           30. Cumulative Remedies. To the extent allowed by law, all Beneficiary's and Trustee's rights and remedies specified in the Loan Documents are cumulative, not mutually exclusive and not in substitution for any rights or remedies available in law or equity. In order to obtain performance of Grantor's obligations under the Loan Documents, without waiving its rights in the Collateral, Beneficiary may proceed against Grantor or any Borrower or may proceed against any other security or guaranty for the Secured Obligations, in such order and manner as Beneficiary may elect. The commencement of proceedings to enforce a particular remedy shall not preclude the discontinuance of the proceedings and the commencement of proceedings to enforce a different remedy.

           31. Entry. Beneficiary, in person, by agent or by court appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and may also do any and all other things in connection with those actions that Beneficiary may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: taking and possessing all of Grantor's or the then owner's books and records; entering into, enforcing, modifying, or canceling Leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Grantor; completing any unfinished construction; and/or contracting for and making repairs and alterations. Grantor hereby irrevocably constitutes and appoints Beneficiary as its attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures.

           32. Appointment of Receiver. In the event of a default, Grantor consents to and Beneficiary shall be entitled, without notice, without bond, and without regard to the adequacy of the Collateral, to the appointment of a receiver for the Collateral. The receiver shall have, in addition to all the rights and powers customarily given to and exercised by a receiver, all the rights and powers granted to Beneficiary by the Loan Documents. The receiver shall be entitled to receive a reasonable fee for management of the Property. If Grantor is an occupant of the Property, Beneficiary has the right to require Grantor to pay rent at fair market rates and the right to remove Grantor from Property if Grantor fails to pay rent.

           33. Sale of Property After Default. The Collateral may be sold separately or as a whole, at the option of Beneficiary following a default. In the event of a Trustee's sale of all the Collateral, Beneficiary hereby assigns its security interest in the personal property Collateral to the Trustee. Beneficiary may also realize on the personal property Collateral in accordance with the remedies available under the Uniform Commercial Code or at law. In the event of a Trustee's sale, Grantor, and the holder of any subordinate liens or security interest with actual or constructive notice hereof, waive any equitable, statutory or other right they may have to require marshaling of assets in connection with the exercise of any of the remedies permitted by applicable law or provided herein, or to direct the order in which any of the Collateral will be sold in the event of any sale under this Deed of Trust or foreclosure in the inverse order of alienation.

           34. Foreclosure of Lessee's Rights--Subordination. Beneficiary shall have the right, of its option, to foreclose this Deed of Trust subject to the rights of any lessees of the Property. Beneficiary's failure to foreclose against any lessee shall not be asserted as a claim against Beneficiary or as a defense against any claim by Beneficiary in any action or proceeding. Beneficiary at any time may subordinate this Deed of Trust to any or all of the Leases except that Beneficiary shall retain its priority claim to any condemnation or insurance proceeds.

           35. Repairs During Redemption. In the event of a judicial foreclosure the purchaser during any redemption period may make such repairs and alterations to the Property as may be reasonably necessary for the proper operation, care, preservation, protection and insuring of the Property. Any sums so paid, together with interest from the date of the expenditure at the rate provided in the judgment, shall be added to the amount required to be paid for redemption of the Property.

           36. Reconveyance After Payment. Upon written request of Beneficiary stating that all obligations secured by this Deed of Trust have been paid, Trustee shall reconvey, without warranty, the Property then subject to the lien of this Deed of Trust. The recitals in any reconveyance of any matters of fact shall be conclusive proof of the truthfulness thereof. The grantee in the reconveyance may be described as "the person or persons legally entitled thereto." Grantor shall pay any costs, Trustee's fees and recording fees incurred in so reconveying the Property.

           37. Nonwaiver of Terms and Conditions. Time is of the essence with respect to performance of the obligations due under the Loan Documents. Beneficiary's failure to require prompt enforcement of any required obligation shall not constitute a waiver of the obligation due or any subsequent required performance of the obligation. No term or condition of the Loan Documents may be waived, modified or amended except by a written agreement signed by Grantor and Beneficiary. Any waiver of any term or condition of the Loan Documents shall apply only to the time and occasion specified in the waiver and shall not constitute a waiver of the term or condition at any subsequent time or occasion.

           38. Waivers by Grantor. Without affecting any of Grantor's obligations under the Loan Documents, Grantor waives the following:

                  (a) Any right to require Beneficiary to proceed against any specific party liable for sums due under the Loan Documents or to proceed against or exhaust any specific security for sums due under the Loan Documents.

                  (b) Diligence, demand for performance, notice of nonperformance, presentment, protest and notice of dishonor and notice of new or additional indebtedness of any Grantor, any Borrower or any other party liable for sums due under the Loan Documents to Beneficiary.

                  (c) Any defense arising out of Beneficiary entering into additional financing or other arrangements with any Grantor, any Borrower or any party liable for sums due under the Loan Documents not relating to the Property and any action taken by Beneficiary in connection with any such financing or other arrangements or any pending financing or other arrangements not related to the Property.

                  (d) Any defense arising out of the absence, impairment, or loss of any or all rights of recourse, reimbursement, contribution or subrogation or any other rights or remedies of Beneficiary against any Grantor, any Borrower or any other party liable for sums due under the Loan Documents or any Collateral.

                  (e) Any obligation of Beneficiary to see to the proper use and application of any proceeds advanced pursuant to the Loan Documents.

           39. Right of Subrogation. Beneficiary is subrogated to the rights, whether legal or equitable, of all beneficiaries, mortgagees, lienholders and owners directly or indirectly paid off or satisfied in whole or in part by any proceeds advanced by Beneficiary under the Loan Documents, regardless of whether these parties assigned or released of record their rights or liens upon payment.

           40. Joint and Several Liability. If there is more than one Grantor of this Deed of Trust, their obligations shall be joint and several.

           41. Statement of Amount Owing. Grantor upon request by Beneficiary will furnish a written statement duly acknowledged of the amount due under the Loan Documents and whether any offsets or defenses exist against the amount due.

           42. Books and Records Financial Statements. Grantor will keep and maintain at Grantor's address stated above, or such other place as Beneficiary may approve in writing, books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, leases and other instruments which affect the Property. Such books, records, contracts, leases and other instruments shall be subject to examination, inspection and copying at any reasonable time by Beneficiary. Grantor shall provide to Beneficiary within ninety (90) days after the end of each of Grantor's fiscal years (or within twenty (20) days of Beneficiary's written request therefor if Grantor is in default), for each Grantor, each Borrower and for each guarantor of the Secured Obligations, a complete and current financial statement and copy of its most recent federal income tax return, together with a statement of income and expenses of the Property and a statement of changes in financial position with respect to the Property for the prior year, each in reasonable detail and certified by Grantor, each Borrower or guarantor, as the case may be, and if Beneficiary shall require, by an independent certified public accountant. At the same time, Grantor shall also furnish a current rent roll for the Property, certified by Grantor, showing the name of each tenant, the space occupied, the lease expiration date, the monthly rent, a schedule of gross receipts for each tenant obligated to pay rent based on a percentage of receipts, the date to which rent has been paid and any deposit Grantor is holding. Grantor's compliance with these provisions shall not limit or affect Grantor's obligations to comply with financial, tax and operation covenants and reporting requirements under any other agreement between Grantor and Beneficiary whether or not such other agreement is related to the Secured Obligations.

           43. Appraisals. In the event of a default Beneficiary may obtain a current appraisal of the Property which is to be paid for by Grantor. Appraisals may be commissioned by Beneficiary when required by laws and regulations which govern Beneficiary's lending practices. The cost of all such appraisals will be home by Grantor.

           44. Maximum Interest Rate. If any payment of interest, fees and/or charges under the Loan Documents shall exceed the maximum amounts permitted by any applicable law of the State of Washington, then the payment made or to be made shall be reduced so that in no event shall any obligor pay or Beneficiary receive an amount in excess of the maximum amount permitted by any applicable law. If Beneficiary receives an excess amount, it shall be treated as a prepayment of principal or shall be returned to the payor, at Beneficiary's option.

           45. Evasion of Prepayment Fee. If Grantor is in default, whether Beneficiary has accelerated the maturity of the indebtedness or not, any tender of payment sufficient to satisfy all sums due under the Loan Documents trade at any time prior to foreclosure sale shall constitute an evasion of the prepayment terms of the Note Purchase Agreement, if any, and shall be deemed a voluntary prepayment. Any such payment, to the extent permitted by law, shall include the additional payment required under the prepayment fee provision in the Note Purchase Agreement, if any.

           46. Payment of New Taxes. If any federal, state or local law is passed subsequent to the date of this Deed of Trust which requires Beneficiary to pay any tax because of this Deed of Trust or the sums due under the Loan Documents (excluding income taxes), then Grantor shall pay to Beneficiary on demand any such taxes if it is lawful for Grantor to pay them, or, in the alternative Grantor may repay all sums due under the Loan Documents plus any prepayment fee within thirty (30) days of such demand. If it is not lawful for Grantor to pay such taxes, then at its option Beneficiary may declare a default under the Loan Documents.

           47. Insolvency Proceedings. Grantor or any party liable on the Secured Obligations (including guarantors) shall not make any assignment for the benefit of creditors and shall not permit the institution of any proceedings under any federal or state statutes pertaining to bankruptcy, insolvency, arrangement, dissolution, liquidation or receivership whether or not an order for relief is entered.

           48. Substitution of Trustee. Beneficiary may at any time discharge the Trustee and appoint a successor Trustee who shall have all of the powers of the original Trustee.

           49. In-House Counsel Fees. Whenever Grantor is obligated to pay or reimburse Beneficiary or Trustee for any attorneys' fees, those fees shall include the allocated costs for services of in-house counsel.

           50. Notices. Any notice given by Grantor, Trustee or Beneficiary shall be in writing and shall be effective (a) on personal delivery to the party receiving the notice, or (b) on the third day after deposit in the United States mail, postage prepaid with return receipt requested, addressed to the party at the address set forth above, or with respect to the Grantor, to the address at which Beneficiary customarily or last communicated with Grantor.

           51. Time. Time is of the essence in connection with all obligations of Grantor herein.

           52. Successors and Assigns. This Deed of Trust applies to, inures to the benefit of, and binds all parties hereto and their successors and assigns. The terms "Grantor," "Trustee" and "Beneficiary" include their successors and assigns.

           53. Controlling Document; Definitions. In the event of a conflict or inconsistency between the terms and conditions of this Deed of Trust and the terms and conditions of any other of the Loan Documents (except for any separate assignment of rents and/or leases and any Note Purchase Agreement which shall prevail over this Deed of Trust), the terms and conditions of this Deed of Trust shall prevail. All capitalized terms not otherwise defined herein shall have the same meaning as in the Note Purchase Agreement.

           54. Invalidity of Terms and Conditions. If any term or condition of this Deed of Trust is found to be invalid, the invalidity shall not affect any other term or condition of the Deed of Trust and the Deed of Trust shall be construed as if not containing the invalid term or condition.

           55. Legislation Affecting Beneficiary's Rights. If enactment or expiration of applicable laws has the effect of rendering any provision of the Note Purchase Agreement or this Deed of Trust unenforceable according to its terms, Beneficiary, at its option, may require immediate payment in full of all sums secured by this Deed of Trust and may invoke any remedies permitted herein.

           56. Rules of Construction. This Deed of Trust shall be construed so that, whenever applicable, the use of the singular shall include the plural, the use of the plural shall include the singular, and the use of any gender shall be applicable to all genders and shall include corporations, partnerships and limited partnerships.

           57. Section Headlines. The headings to the various sections have been inserted for convenience of reference only and shall not be used to construe this Deed of Trust.

           58. Applicable Law. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Washington.

           59. Commercial Purposes. The Secured Obligations were incurred primarily for commercial, investment or business purposes and not for personal, family or household purposes.

           60. Intentionally Omitted.

           61. Counterpart Notice. This Deed of Trust encumbers real property situated in Chelan County and Clallam County in the State of Washington. In order to facilitate recording in each of the two counties at the same time, this Deed of Trust has been prepared in counterparts, each of which is identical to this counterpart, except that Exhibit B of this counterpart describe only the portion of the Mortgaged Property situated in the county in which this counterpart is recorded. Grantor and Beneficiary intend and agree that the two counterparts constitute one and the same deed of trust, that the lien thereof shall attach to all property encumbered thereby on execution and delivery of any one of the counterparts, and that to the extent permitted by law, foreclosure thereof may be accomplished in a single judicial or nonjudicial proceeding in any county in which any of the Mortgaged Property is located.

           62. Washington State Notice. Beneficiary hereby notifies Grantor as follows: ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY/EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

           63. Prior Mortgages. If this Deed of Trust is subordinate to any other mortgage(s) or similar security document(s) on all or part of the Collateral, the following modifications shall apply hereto:

               1.   The following definition is added hereto:

                      "Prior Mortgage" means the mortgage(s) or similar security document(s) of all or part of the Collateral, to which this Deed of Trust is subordinate, set forth in the title policy insuring the lien hereof together with the note(s) secured thereby and all other documents securing said note(s).

               2.   The following is added at the end of the Granting Clause:

                      (m) all sums held by or under the control of the holder of the Prior Mortgage which were deposited on account of real estate taxes, insurance premiums or otherwise.

               3.   The following is added to the end of Section 9:

               Grantor further represents that neither Grantor nor any of its affiliates (nor any person or entity acting on behalf of any of them) is the holder of the Prior Mortgage or any participation or other interest therein or is the owner of a legal or equitable interest in any such holder.

               4.   The following is added to the end of Section 14:

                      (h) The foregoing provisions of this Section are subject
               to any provision of the Prior Mortgage requiring the application of insurance proceeds to restoration or requiring the payment of such proceeds to the holder of the Prior Mortgage.

               5.   The following is added to the end of Section 23:

               The foregoing provisions of this Section are subject to any provision of the Prior Mortgage requiring the application of condemnation proceeds to restoration or requiring the payment of such proceeds to the holder of the Prior Mortgage.

           64. Additional Provisions Concerning Prior Mortgages.

                  (a) Grantor shall perform or observe all covenants and conditions to be performed or observed by the Grantor or grantor under the Prior Mortgage.

                  (b) Upon notice from Beneficiary, simultaneously with the making of each payment of principal and interest on the Prior Mortgage, Grantor shall deliver to Beneficiary a copy of the check in the amount of such payment delivered to the holder of the Prior Mortgage. Beneficiary shall have the right, exercisable by notice to Grantor, to require Grantor to make payment of principal and interest on the Prior Mortgage through Beneficiary and, if Beneficiary exercises such right, Grantor shall deliver to Beneficiary a check in the amount of each installment of such principal and interest, payable to the order of the holder of the Prior Mortgage, not later than three (3) days prior to the due date thereof and Beneficiary shall promptly forward such check to said holder.

                  (c) Grantor hereby irrevocably designates Beneficiary its agent and attorney-in-fact to perform or observe on behalf of Grantor any covenant or condition which Grantor fails to perform or observe under the Prior Mortgage within any applicable grace period specified in the Prior Mortgage, and any advances made by Beneficiary in connection with such performance or observance shall be repaid by Grantor on demand with interest at the default interest rate set forth in the Note Purchase Agreement and the amount so advanced, with interest, shall be secured hereby. Beneficiary shall have the right, but not the obligation, to so perform or so observe. The performance or observance of such covenant or condition by Beneficiary shall not prevent Grantor's failure to so perform or observe from constituting an Event of Default. In performing or observing any such covenant or condition, Beneficiary shall have the right to enter upon the Collateral. Upon receipt by Beneficiary from the holder of the Prior Mortgage of any notice of default under the Prior Mortgage, Beneficiary may rely thereon and take any action permitted by this Section to remedy such default notwithstanding that the existence of such default or the nature thereof may be questioned or denied by Grantor.

                  (d) Grantor shall not enter into any modification, amendment or supplement to the Prior Mortgage nor acquire, whether directly or indirectly, any interest whatsoever in the Prior Mortgage.

               The undersigned Grantor requests that a copy of any notices, including but not limited to any Notice of Sale, be mailed to it at the address herein before set forth.

                             PACIFIC AEROSPACE & ELECTRONICS, INC., a Washington corporation


                             By:       /s/ Donald A. Wright
                                ------------------------------------------------
                                Name: Donald A. Wright
                                Title:   President and Chief Executive Officer


                             CASHMERE MANUFACTURING CO., INC., a Washington corporation


                             By:       /s/ Donald A. Wright
                                ------------------------------------------------
                                Name: Donald A. Wright
                                Title:   Executive Vice President


                             NORTHWEST TECHNICAL INDUSTRIES, INC., a Washington corporation


                             By:       /s/ Donald A. Wright
                                ------------------------------------------------
                                Name:  Donald A. Wright
                                Title:   Executive Vice President

STATE OF WASHINGTON              )
                                 )ss.
COUNTY OF KING                   )

               I certify that I know or have satisfactory evidence that Donald A. Wright is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the President and Chief Executive Officer of PACIFIC AEROSPACE & ELECTRONICS, INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: March 15, 2002

                                    Notary Public: /s/ Susan R. Benson
                                    Print Name: Susan R. Benson
                                    My commission expires: October 11, 2002

(Use this space for notarial stamp/seal)




STATE OF WASHINGTON              )
                                 )ss.
COUNTY OF KING                   )

               I certify that I know or have satisfactory evidence that Donald A. Wright is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Executive Vice President of CASHMERE MANUFACTURING CO., INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: March 15, 2002

                                    Notary Public: /s/ Susan R. Benson
                                    Print Name: Susan R. Benson
                                    My commission expires: October 11, 2002

(Use this space for notarial stamp/seal)

STATE OF WASHINGTON              )
                                 )ss.
COUNTY OF KING                   )

               I certify that I know or have satisfactory evidence that Donald A. Wright is the person who appeared before me, and said person acknowledged that he/she signed this instrument, on oath stated that he/she was authorized to execute the instrument and acknowledged it as the Executive Vice President of NORTHWEST TECHNICAL INDUSTRIES, INC. to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: March 15, 2002

                                    Notary Public: /s/ Susan R. Benson
                                    Print Name: Susan R. Benson
                                    My commission expires: October 11, 2002

(Use this space for notarial stamp/seal)

                                    EXHIBIT B

                          Legal Description of Property

That portion of the East half of the West half of Section 20, Township 30 North, Range 2 West, W.M., Clallam County, Washington, described as follows:

Beginning at a portion which is the Northeast corner of the Northwest quarter of said Section 20; Thence South along the North-South center line of said Section 20 of a distance of 1,403 feet to the TRUE POINT OF BEGINNING of this description; Thence continuing South along said center line 2,755 feet to the intersection of the Northerly right of way boundary of the existing road designated as the DNR P-1200 Road; Thence North 68 degrees 00 minutes West along said boundary 615 feet; Thence North, parallel to said North-South center line, 2,525 feet; Thence East, parallel to the North East-West center line of said
Section 20, a distance of 577.5 feet, more or less, to the TRUE POINT OF BEGINNING.

                                    EXHIBIT D

                                     Leases

(1) Lease Agreement, Cashmere Manufacturing, Inc. 1994, dated November 4, 1994, between Port of Chelan County and Cashmere Manufacturing Co., Inc.

(2) Lease Agreement, Pacific Coast Technologies, Inc. 1993, dated February 1, 1993, between Port of Chelan County and Pacific Coast Technologies, Inc.

(3) Lease Agreement 1999, dated December 30, 1998, between Port of Chelan County and Pacific Aerospace & Electronics, Inc., as amended by that certain First Addendum to 1999 Lease, dated November 21, 2001, between Port of Chelan County and Pacific Aerospace & Electronics, Inc.

(4) Lease Agreement - PA&E IB#9 2000, dated July 13, 2000, between Port of Chelan County and Pacific Aerospace & Electronics, Inc.

(5) Lease Agreement, dated March 31, 1994, between Erickson Realty, Ltd. and Electronic Specialty Corporation.

(6) Lease, dated April 3, 1998, between Sea-Land Development Corporation and Skagit Engineering & Manufacturing, Inc., as amended by that certain Amendment to Lease, dated June 19, 2000, between Sea-Land Development Corporation and Skagit Engineering & Manufacturing, Inc., as amended by that certain Amendment to Lease, dated January 25, 2002, between Sea-Land Development Corporation and Skagit Engineering & Manufacturing, Inc., as amended by that certain Amendment to Lease, dated January 31, 2002, Sea-Land Development Corporation and Skagit Engineering & Manufacturing, Inc.

(7) Lease Agreement, dated June 2, 2000, between 220TH Street, LLC and Skagit Engineering Manufacturing, Inc. (d/b/a Pacific Aerospace Electronics, Inc. - Engineering & Fabrication Division).

(8) Lease Agreement, dated August 6, 2001, between Pacific Aerospace & Electronics, Inc. and North Central Educational Service District, as amended by that certain Amendment No. 1 to Lease Agreement, dated December 17, 2001, between Pacific Aerospace & Electronics, Inc. and North Central Educational Service District.

                                    EXHIBIT E

                                  Encumbrances

1. Property described in Exhibit A, as to Certain Equipment:

        (a) Master Equipment Lease Agreement, dated as of May 27, 1999, between KeyCorp Leasing, A Division of Key Corporate Capital Inc., as Lessor, and Pacific Aerospace & Electronics, Inc., as Lessee, as amended by Equipment Schedule No. 02, dated as of June 14, 1999, between KeyCorp Leasing, A Division of Key Corporate Capital Inc. and Pacific Aerospace & Electronics, Inc., with a total cost of $233,443.08.

2. Lease Agreement, Pacific Coast Technologies, Inc. 1993, dated February 1, 1993, between Port of Chelan County and Pacific Coast Technologies, Inc.:

        (a) Commercial Security Agreement between Pacific Aerospace & Electronics, Inc., as Borrower, Pacific Coast Technologies, Inc., as Grantor, and KeyBank National Association, as Lender, securing the Promissory Note between Pacific Aerospace & Electronics, Inc. and KeyBank National Association in principal amount of $712,085.00, and

        (b) UCC-2 fixture filing between Pacific Coast Technologies, Inc., as Debtor, and KeyBank National Association, as Secured Party, dated March 18, 1998.